UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 15, 2011   (Date of earliest event reported): November 10, 2011

First Quantum Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52759 (Commission File Number)	20-4743354 (IRS Employer Identification No.)

290 Lenox Avenue, New York, NY  10027

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (855) 633 - 3738

2101 Vista Parkway, Suite 292, West Palm Beach, FL 33411 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year

On November 10, 2011, our Board of Directors authorized a change in our fiscal year to August 31.

Item 9.01   Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Quantum Ventures, Inc.

Date: November 15, 2011	By:	/s/ Barry Tenzer
Barry Tenzer President